UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2005

VAXGEN, INC.

(Exact name of Registrant as Specified in its Charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-26483 (Commission File Number)	94-3236309 (I.R.S. Employer Identification Number)

1000 MARINA BLVD., SUITE 200, BRISBANE, CALIFORNIA 94005

(Address of Principal Administrative Offices)

Registrant’s Telephone Number, Including Area Code:    (650) 624-1000

(Former name or former address, if changed since last report.)

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8—OTHER EVENTS

Item 8.01. Other Events.

VaxGen, Inc. held a special meeting of stockholders on August 8, 2005. At that meeting, a quorum was present and one proposal was voted upon: an amendment to the Company’s Amended and Restated Certificate of Incorporation, to increase the authorized number of shares of common stock from 40,000,000 to 65,000,000 shares. The proposal was approved, as follows:

For	Against	Abstain
21,611,859	2,755,358	694,625

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2005	VaxGen, Inc. (Registrant) By: /s/ Kevin C. Lee —————————————— Kevin C. Lee Acting Chief Financial Officer